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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 25, 2002
                                                 -------------------------------


                            NTS-Properties Plus, Ltd.
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             (Exact name of registrant as specified in its charter)


    Florida                   0-18952                            61-1126478
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(State or other              (Commission                       (IRS Employer
jurisdiction of              File Number)                      Identification
incorporation)                                                 Number)


10172 Linn Station Road, Louisville, Kentucky                         40223
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (502) 426-4800
                                                    ----------------------------


     N/A
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(Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On June 25, 2002 NTS-Properties Plus, Ltd. (the "Partnership") announced that it has completed its merger pursuant to the Agreement and Plan of Merger, dated March 1, 2002, between the Partnership and ORIG, LLC, a Kentucky limited liability company and the entity surviving the merger ("ORIG").

         ORIG will pay $1.30 per limited partnership interest, in cash, for each limited partnership interest of the Partnership not owned by ORIG or its affiliates immediately prior to June 25, 2002.

         A copy of the press release concerning this matter is attached hereto as Exhibit A.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                NTS-Properties Plus, Ltd.
                                (Registrant)

                                By:    NTS-Properties Plus Associates,
                                       general partner

                                       By:   /s/ J.D.Nichols
                                             ----------------------------------
                                             J.D. Nichols
                                       Its:  Managing General Partner

DATE: June 25, 2002
















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